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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of Earliest Event Reported): October 11, 1999

                                  FUNDTECH LTD.

           (Exact Name of Registrants as Specified in their Charters)
                                     ISRAEL

                 (State or Other Jurisdiction of Incorporation)

        333-08304                                          N/A

 (Commission File Numbers)                (I.R.S. Employer Identification Nos.)

           C/O FUNDTECH CORP.
    30 MONTGOMERY STREET, SUITE 501                           07302
        JERSEY CITY, NEW JERSEY

(Address of Principal Executive Offices)                    (Zip Code)

                                 (201) 946-1100

              (Registrants' Telephone Number, Including Area Code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)
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819207 v.1
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Item 5. Other Events.

               On September 30, 1999, Fundtech Corporation, a wholly owned subsidiary of Fundtech Ltd. (the "Company") and FCMS, LLC, an indirect wholly owned subsidiary of the Company, consummated the purchase of certain assets constituting the cash management business (the "Cash Management Business") of Sterling Commerce (Northern America) Inc.

               The aggregate purchase price paid by the Company for the Cash Management Business was $ 4,395,696, in cash (the "Cash Consideration"). The Cash Consideration was paid through immediately available funds from the Company's working capital. The Cash Consideration is subject to adjustment dependent upon a Final Balance Sheet, as defined in the related Asset Purchase Agreement.

               The Cash Management Business primarily consists of two solutions,
               (1) COMMERCE: Banker(TM) which is a fully integrated, PC-based corporate cash management system that allows banks to offer their commercial customers the benefit of automated banking without the expense of a dedicated system and (2) COMMERCE: Banker for the Internet (TM) which is a Web-based banking solution that allows a Bank's commercial customers to perform all their daily cash management operation from their home, office or anywhere they can access an Internet Browser.

               The foregoing descriptions of, and references to, the above-mentioned Asset Purchase Agreement and transactions are qualified in their entirety by reference to the complete texts of the agreements and documents which are filed herewith as Exhibits
               2.1 to this Current Report on Form 8-K, which texts are incorporated herein by reference.



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Exhibit No.     Exhibit

2.1 Asset Purchase Agreement, dated as of September 30, 1999, by and among FCMS, LLC., Fundtech Corporation, Sterling Commerce (Northern America), INC., Sterling Commerce (America) INC. and Sterling Commerce, INC.

                The Company agrees to furnish supplementally to the Commission, upon request, a copy of any exhibit or schedule to the Agreement not filed herewith.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FUNDTECH LTD.
                                  (Registrant)


                                  By: /s/ Reuven Ben-Menachem
                                      -----------------------------------------
     Date: October 11, 1999           Reuven Ben-Menachem
                                      Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.     Exhibit

2.1 Asset Purchase Agreement dated as of September 30, 1999, by and among FCMS, LLC., Fundtech Corporation, Sterling Commerce (Northern America), INC., Sterling Commerce (America) INC. and Sterling Commerce, INC.






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